                                                                 EXHIBIT (10)(f)



                        MINE SAFETY APPLIANCES COMPANY

                           STOCK COMPENSATION TRUST


                         Effective as of June 1, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----
ARTICLE 1.
----------
Trust, Trustee and Trust Fund............................................     1
-----------------------------
     1.1.    Trust.......................................................     1
             -----
     1.2.    Trustee.....................................................     2
             -------
     1.3.    Trust Fund..................................................     2
             ----------
     1.4.    Trust Fund Subject to Claims................................     2
             ----------------------------
     1.5.    Use of Trust................................................     3
             ------------
     1.6.    Definitions.................................................     3
             -----------

ARTICLE 2.
----------
Contributions and Dividends..............................................     5
---------------------------
     2.1.    Contributions...............................................     5
             -------------
     2.2.    Dividends...................................................     6
             ---------

ARTICLE 3.
----------
Release and Allocation of Company Stock..................................     6
---------------------------------------
     3.1.    Release of Shares...........................................     6
             -----------------
     3.2.    Allocations.................................................     6
             -----------

ARTICLE 4.
----------
Compensation, Expenses and Tax Withholding...............................     6
------------------------------------------
     4.1.    Compensation and Expenses...................................     6
             -------------------------
     4.2.    Withholding of Taxes........................................     7
             --------------------

ARTICLE 5.
----------
Administration of Trust Fund.............................................     7
----------------------------

     5.1.    Management and Control of Trust Fund........................     7
             ------------------------------------
     5.2.    Investment of Funds.........................................     7
             -------------------
     5.3.    Trustee's Administrative Powers.............................     8
             -------------------------------
     5.4.    Voting and Tendering of Company Stock.......................     9
             -------------------------------------
     5.5.    Indemnification.............................................    10
             ---------------
     5.6.    General Duty to Communicate to Committee....................    11
             ----------------------------------------

ARTICLE 6.
----------
Accounts and Reports of Trustee..........................................    12
-------------------------------
     6.1.    Records and Accounts of Trustee.............................    12
             -------------------------------
     6.2.    Fiscal Year.................................................    12
             -----------
     6.3.    Reports of Trustee..........................................    12
             ------------------
     6.4.    Final Report................................................    12
             ------------

ARTICLE 7.
----------
Succession of Trustee....................................................    12
---------------------
     7.1.    Resignation of Trustee......................................    12
             ----------------------
     7.2.    Removal of Trustee..........................................    13
             ------------------
     7.3.    Appointment of Successor Trustee............................    13
             --------------------------------
     7.4.    Succession to Trust Fund Assets.............................    13
             -------------------------------
     7.5.    Continuation of Trust.......................................    13
             ---------------------
     7.6.    Changes in Organization of Trustee..........................    13
             ----------------------------------
     7.7.    Continuance of Trustee's Powers in Event of
             -------------------------------------------

             Termination of the Trust....................................    14
             ------------------------
     7.8.    Corporate Trustee...........................................    14
             -----------------

ARTICLE 8.
----------
Amendment or Termination.................................................    14
------------------------
     8.1.    Amendments..................................................    14
             ----------
     8.2.    Termination.................................................    14
             -----------
     8.3.    Form of Amendment or Termination............................    15
             --------------------------------

ARTICLE 9.
----------
Miscellaneous............................................................    15
-------------
     9.1.    Controlling Law.............................................    15
             ---------------
     9.2.    Committee Action............................................    15
             ----------------
     9.3.    Notices.....................................................    15
             -------
     9.4.    Severability................................................    16
             ------------
     9.5.    Protection of Persons Dealing with the Trust................    16
             --------------------------------------------
     9.6.    Tax Status of Trust.........................................    16
             -------------------
     9.7.    Participants to Have No Interest in the
             ---------------------------------------
             Company by Reason of the Trust..............................    16
             ------------------------------
     9.8.    Nonassignability............................................    17
             ----------------
     9.9.    Gender and Plurals..........................................    17
             ------------------
     9.10.   Counterparts................................................    17
             ------------

                        MINE SAFETY APPLIANCES COMPANY
                           STOCK COMPENSATION TRUST
                           ------------------------


          THIS TRUST AGREEMENT (the "Agreement") made effective as of June 1, 1996, between Mine Safety Appliances Company, a Pennsylvania corporation, and PNC Bank, N.A., as trustee.

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the Company (as defined below) desires to establish a trust (the "Trust") in accordance with the laws of the Commonwealth of Pennsylvania and for the purposes stated in this Agreement;

          WHEREAS, the Trustee (as defined below) desires to act as trustee of the Trust, for the purposes hereinafter stated and in accordance with the terms hereof;

          WHEREAS, the Company or its subsidiaries have previously adopted the Plans (as defined below);

          WHEREAS, the Company desires to provide assurance of the availability of the shares of its common stock necessary to satisfy certain of its obligations or those of its subsidiaries under the Plans (as defined below);

          WHEREAS, the Company desires that the assets to be held in the Trust Fund (as defined below) should be principally or exclusively securities of the Company and, therefore, expressly waives any diversification of investments that might otherwise be necessary, appropriate, or required pursuant to applicable provisions of law, if any; and

          WHEREAS, PNC Bank, N.A., has been appointed as trustee and has accepted such appointment as of the date set forth first above;

          NOW, THEREFORE, the parties hereto hereby establish the Trust and agree that the Trust will be comprised, held and disposed of as follows:


                                  ARTICLE 1.
                                  ----------

                         Trust, Trustee and Trust Fund
                         -----------------------------

          1.1.  Trust.  This Agreement and the Trust shall be known as the Mine
                -----
Safety Appliances Company Stock Compensation Trust. The parties intend that the Trust will be an independent legal entity with title to and power to convey all of its assets. The parties hereto further intend that the trust not be subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Trust is not a part of any of the Plans (as herein defined). The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Trust. The Company will not knowingly take any action that would cause the assets held pursuant to the Trust to become "plan assets" within the meaning of ERISA without so advising the Trustee. The Trust is intended to be a "grantor trust" within the meaning of Section 671 of the Internal Revenue Code of 1986.

          1.2.  Trustee.  The trustee named above, and its successor or
                -------
successors, is hereby designated as the trustee hereunder, to receive, hold, invest, administer and distribute the Trust Fund in accordance with this Agreement, the provisions of which shall govern the power, duties and responsibilities of the Trustee.

          1.3.  Trust Fund.  The assets held at any time and from time to time
                ----------
under the Trust collectively are herein referred to as the "Trust Fund" and shall consist of contributions received by the Trustee, proceeds of any loans, investments and reinvestment thereof, the earnings and income thereon, less disbursements therefrom. Except as herein otherwise provided, title to the assets of the Trust Fund shall at all times be vested in the Trustee and securities that are part of the Trust Fund shall be held in such manner that the Trustee's name and the fiduciary capacity in which the securities are held are fully disclosed, subject to the right of the Trustee to hold title in bearer form or in the name of a nominee, and the interests of others in the Trust Fund shall be only the right to have such assets received, held, invested, administered and distributed in accordance with the provisions of the Trust.

          1.4.  Trust Fund Subject to Claims.  Notwithstanding any provision of
                ----------------------------
this Agreement to the contrary, the Trust Fund shall at all times remain subject to the claims of the Company's general creditors under federal and state law.

          In addition, the Board of Directors and Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's Insolvency (as defined below). If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue allocations pursuant to Article 3.

          Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's Insolvency.

          If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue allocations pursuant to Article 3 and shall hold the Trust Fund for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of employees as general creditors of the Company with respect to benefits due under the Plans or otherwise.

          The Trustee shall resume allocations pursuant to Article 3 only after the Trustee has determined that the Company is not Insolvent or is no longer Insolvent as the case may be.

          1.5  Use of Trust.  The Trust Fund shall be used for the exclusive
               ------------
purpose of aiding the Company in delivering the benefits provided by the Plans and defraying the expenses of the Trust in accordance with this Trust Agreement. The Company may terminate the Trust in accordance with Section 8.2 hereof, but, income or corpus of the Trust Fund is recoverable by the Company only as provided in Section 2.2 and 8.2.

          1.6. Definitions.  In addition to the terms defined in the preceding
               -----------
portions of the Trust, certain capitalized terms have the meanings set forth below:

               Board of Directors.  "Board of Directors" means the board of
               ------------------
directors of the Company.


               Change of Control.  "Change of Control" means any of the
               -----------------
following events:


               (a) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Company; provided,
                                                                       --------
however, that the following acquisitions shall not constitute a Change of
-------
Control: (i) an acquisition by or directly from the Company, (ii) an acquisition by any employee benefit plan or trust sponsored or maintained by the Company; and (iii) any acquisition described in subclauses (A) or (B) of subsection (b) below; or

               (b) approval by the stockholders of the Company of (i) a complete dissolution or liquidation of the Company, (ii) a sale or other disposition of all or substantially all of the Company's assets or (iii) a reorganization, merger, or consolidation ("Business Combination") unless either
(A) all or substantially all of the stockholders of the Company immediately prior to the Business Combination own more than 50% of the voting securities of the entity surviving the Business Combination, or the entity which directly or indirectly controls such surviving entity, in substantially the same pro-portion as they owned the voting securities of the Company immediately prior thereto, or
(B) the consideration (other than cash paid in lieu of fractional shares or payment upon perfection of appraisal rights) issued to stockholders of the Company in the Business Combination is solely common stock which is publicly traded on an established securities exchange in the United States.

               Code.  "Code" means the Internal Revenue Code of 1986, as
               ----
amended.


               Committee.  "Committee" means a committee of officers or other
               ---------
individuals, subject to Section 9.2, appointed by the Board of Directors from time to time to administer the Trust.

               Company.  "Company" means Mine Safety Appliances Company, a
               -------
Pennsylvania corporation, or any successor thereto. References to the Company shall include its subsidiaries where appropriate.

               Company Stock  "Company Stock" means shares of common stock,
               -------------
no par value, issued by the Company or any successor securities.

               Extraordinary Dividend.  "Extraordinary Dividend" means any
               ----------------------
dividend or other distribution of cash or other property (other than Company Stock) made with respect to Company Stock, which the Board of Directors declares generally to be other than an ordinary dividend.

               Fair Market Value.  "Fair Market Value" means as of any date the
               -----------------
closing price quotation, or, if none, the average of the bid and asked prices, as reported with respect to the Company Stock on the most recently available date, on any national exchange on which the Company Stock is then listed, or if not so listed, on the NASDAQ National Market, or other consolidated reporting system reporting trades of the Company Stock. If the Company Stock is not so listed, "Fair Market Value" shall mean the average of the bid and asked prices as quoted by all market makers in the Company Stock. In the event that a market for the Company Stock does not exist, the Committee may determine, in any case or cases, that "Fair Market Value" shall be determined on the basis of the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business.

               Insolvency.  "Insolvency" means (i) the inability of the Company
               ----------
to pay its debts as they become due, or (2) the Company being subject to a pending proceeding as a debtor under the provisions of Title 11 of the United States Code (Bankruptcy Code).

               Loan.  "Loan" means the loan and extension of credit to the Trust
               ----
evidenced by a promissory note dated as of the date of the Closing (as defined in the Stock Purchase Agreement dated June 4, 1996 between the Trust and the Company), with which the Trustee will purchase Company Stock.

               Option Grant.  "Option Grant" means an option granted under one
               ------------
of the Plans to a Plan Participant to acquire shares of Company Stock.

               Plan Committee Certification.  "Plan Committee Certification"
               ----------------------------
means a certification to be provided to the Trustee by the Committee from time to time which (i) sets forth the number of shares of Company Stock to be transferred to a Plan Participant, and (ii) certifies that the determination of such number is in accordance with the terms of each Plan.

               Plans.  "Plans" means the employee plans listed on Schedule A
               -----
hereto and any other employee benefit plan of the Company or its subsidiaries designated as such by the Board of Directors.

               Plan Participant.  "Plan Participant" means an individual who
               ----------------
has an Option Grant under any of the Plans.


               Suspense Account.  "Suspense Account" means the account in which
               ----------------
shares of Company Stock acquired with the Loan are held until they are released pursuant to Section 3.1.

               Trustee.  "Trustee" means PNC Bank, N.A., or any successor
               -------
trustee.


               Trust Year.  "Trust Year" means the period beginning on the
               ----------
date of the Closing (the "Closing Date") and ending on the next following December 31st and on each December 31st thereafter.


                                  ARTICLE 2.
                                  ----------

                          Contributions and Dividends
                          ---------------------------

          2.1.  Contributions.  For each Trust Year the Company shall contribute
                -------------
to the Trust in cash such amount, which together with dividends, as provided in
Section 2.2, and any other earnings of the Trust, shall enable the Trustee to make all payments of principal and interest due under the Loan on a timely basis. Unless otherwise expressly provided herein, the Trustee shall apply all such contributions, dividends and earnings to the payment of principal and interest due under the Loan. If, at the end of any Trust Year, no such contribution has been made in cash, such contribution shall be deemed to have been made in the form of forgiveness of principal and interest on the Loan to the extent of the Company's failure to make contributions as required by this
Section 2.1. The Company may from time to time, in its sole discretion, make additional contributions to the Trust for the purpose of enabling the Trust to make prepayments of principal with respect to the Loan (a "Prepayment Contribution"). The Trustee shall immediately use any Prepayment Contribution to make a prepayment of principal with respect to the Loan. All contributions made under the Trust shall be delivered to the

Trustee. The Trustee shall be accountable for all contributions received by it, but shall have no duty to require any contributions to be made to it.

          2.2.  Dividends.  Except as otherwise provided herein, dividends paid
                ---------
in cash on Company Stock held by the Trust, including Company Stock held in the Suspense Account, shall be applied to pay interest and repay scheduled principal due under the Loan. In the event that dividends paid on Company Stock held in the Trust, other than Extraordinary Dividends, exceed the amount of scheduled principal and interest due in any Trust Year, such excess shall be used to purchase additional shares of Company Stock and/or shall be distributed to a broad cross-section of individuals employed by the Company, as determined in good faith by the Committee. Dividends which are not in cash or in Company Stock (including Extraordinary Dividends, or portions thereof) shall be reduced to cash by the Trustee and reinvested in Company Stock as soon as practicable. For purposes of this Agreement, Company Stock purchased with the proceeds of an Extraordinary Dividend, any excess dividend or with the proceeds of a non-cash dividend shall for purposes of this Agreement (including without limitation
Section 3.1 hereof), be deemed to have been acquired with the proceeds of the Loan. In the Trustee's discretion, investments in Company Stock may be made through open-market purchases, private transactions or (with the Company's consent) purchases from the Company.


                                   ARTICLE 3.
                                   ----------

                    Release and Allocation of Company Stock
                    ---------------------------------------

          3.1.  Release of Shares.  Upon any payment (including a prepayment) or
                -----------------
forgiveness in any Trust Year of any principal on the Loan (a "Principal Payment"), the following number of shares of Company Stock acquired with the proceeds of the Loan shall be available for allocation ("Available Shares") as provided in this Article 3: the number of shares so acquired and held in the Suspense Account immediately before such payment or forgiveness, multiplied by a fraction the numerator of which is the amount of the Principal Payment and the denominator of which is the sum of such Principal Payment and the remaining principal of the Loan outstanding after such Principal Payment.

          3.2.  Allocations.  Available Shares shall be allocated as directed by
                -----------
a Plan Committee Certification to the Plan Participants at such times as may be required to provide shares in accordance with the Plans.

                                   ARTICLE 4.
                                   ----------

                   Compensation, Expenses and Tax Withholding
                   ------------------------------------------

          4.1.  Compensation and Expenses.  The Trustee shall be entitled to
                -------------------------
such reasonable compensation for its services as may be agreed upon from time to time by the Company and the Trustee and to be reimbursed for its reasonable legal, accounting and appraisal fees, out-of-pocket expenses and other charges reasonably incurred in connection with the administration, management, investment and distribution of the Trust Fund. Such compensation shall be paid, and such reimbursement shall be made out of the Trust Fund. The Company agrees to make sufficient contributions to the Trust to pay such amounts owing the Trustee in addition to those contributions required by Section 2.1 and, in the event the Company fails to make the contributions necessary to pay amounts owing to the Trustee, the Trustee shall be entitled to seek payment directly from the Company or the Trust Fund.

          4.2.  Withholding of Taxes.  The Trustee may withhold, require
                --------------------
withholding, or otherwise satisfy its withholding obligation, on any distribution which it is directed to make. The amount to be withheld shall be such amount as the Company advises the Trustee it reasonably estimates to be necessary to comply with applicable federal, state and local withholding requirements. Upon determination of the tax withholding liability, the Trustee shall distribute the balance of the distribution to the appropriate Participant and deliver to the Company the amount necessary to satisfy any withholding obligation. The Company will then deliver the withholding amount to the appropriate governmental entity. Prior to making any distribution hereunder, the Trustee may require such indemnity, as the Trustee shall reasonably deem necessary for its protection.


                                   ARTICLE 5.
                                   ----------

                          Administration of Trust Fund
                          ----------------------------

          5.1.  Management and Control of Trust Fund.  Subject to the terms of
                ------------------------------------
this Agreement, the Trustee shall have exclusive authority and responsibility to manage and control the assets of the Trust Fund. The Trustee's duties shall be limited to those duties specified in this Agreement.

          5.2.  Investment of Funds.  Except as otherwise provided in Section
                -------------------
2.2 and in this Section 5.2, the Trustee shall invest and reinvest the Trust Fund exclusively in Company Stock, including any accretions thereto resulting from the proceeds of a tender offer, recapitalization or similar transaction which, if not in Company Stock, shall be reduced to cash as soon as practicable. To the extent the Trust Fund is invested in Company Stock, the Company waives any diversification of investments that might otherwise be necessary, appropriate or required pursuant to applicable law. The Trustee may invest any portion of the Trust Fund temporarily pending investment in Company Stock, distribution or payment of expenses in (i) investments in United States Government obligations with maturities of less than one year, (ii) interest-bearing accounts including but not limited to certificates of deposit, time deposits, saving accounts and money market accounts with maturities of less than one year in any bank, including the Trustee, with aggregate capital in excess of $1,000,000,000 and a Moody's Investor Services rating of at least P1, or an equivalent rating from a nationally recognized ratings agency, which accounts are insured by the Federal Deposit Insurance Corporation or other similar federal agency, (iii) obligations issued or guaranteed by any agency or instrumentality of the United States of America with maturities of less than one year, (iv) short-term discount obligations of the Federal National Mortgage Association or (v) any mutual fund or funds which invests primarily in one or more of the above-described investments, including funds for which Trustee or its affiliates provide investment advisory, custodian, transfer agent or other services.

          5.3.  Trustee's Administrative Powers.  Except as otherwise provided
                -------------------------------
herein, and subject to the Trustee's duties hereunder, the Trustee shall have the following powers and rights, in addition to those provided elsewhere in this Agreement or by law:

          (a) to retain any asset of the Trust Fund;

          (b) subject to Section 5.4 and Article 3, to sell, transfer, mortgage, pledge, lease or otherwise dispose of, or grant options with respect to, any Trust Fund assets at public or private sale;

          (c) upon direction from the Committee, to borrow from any lender (including the Company pursuant to the Loan), to acquire Company Stock at Fair Market Value as authorized by this Agreement, to enter into lending agreements upon such terms (including reasonable interest and security for the loan and rights to renegotiate and prepay such loan) as may be determined by the Committee; provided, however, that any collateral given by the Trustee for the Loan shall be limited to cash and property contributed by the Company to the Trust and dividends paid on Company Stock held in the Trust and shall not include Company Stock acquired with the proceeds of Loan;

          (d) with the consent of the Committee, to settle, submit to arbitration, compromise, contest, prosecute or abandon claims and demands in favor of or against the Trust Fund;

          (e) to vote or to give any consent with respect to any securities, including any Company Stock, held by the Trust either in person or by proxy for any purpose, provided that the Trustee shall vote, tender or exchange all shares of Company Stock as provided in Section 5.4;

          (f) to exercise any of the powers and rights of an individual owner with respect to any asset of the Trust Fund and to perform any and all other acts that in its judgment are necessary or appropriate for the proper administration of the Trust Fund, even though such powers, rights and acts are not specifically enumerated in this Agreement;

          (g) to employ such accountants, actuaries, investment bankers, appraisers, other advisors and agents as may be reasonably necessary in collecting, managing, administering, investing, valuing, distributing and protecting the Trust Fund or the assets thereof or any borrowings of the Trustee made in accordance with Section 5.3(c); and to pay their reasonable fees and out-of-pocket expenses, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with Section 4.1;

          (h) to cause any asset of the Trust Fund to be issued, held or registered in the Trustee's name or in the name of its nominee, or in such form that title will pass by delivery, provided that the records of the Trustee shall indicate the true ownership of such asset;

          (i) to utilize another entity as custodian to hold, but not invest or otherwise manage or control, some or all of the assets of the Trust Fund; and

          (j) to consult with legal counsel (who may also be counsel for the Trustee generally) with respect to any of its duties or obligations hereunder; and to pay the reasonable fees and out-of-pocket expenses of such counsel, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with Section 4.1.

Notwithstanding the foregoing, neither the Trust nor the Trustee shall have any power to, and shall not, engage in any trade or business.

          5.4.  Voting and Tendering of Company Stock.
                --------------------------------------

          (a) Voting of Company Stock.  The Trustee shall follow the directions
              -----------------------
of each Plan Participant other than Plan Participants who are members of the Board of Directors of the Company (such non-members being hereinafter the "Directing Plan Participants"), as to the manner in which shares of Company Stock held by the Trust are to be voted on each matter brought before an annual or special stockholders' meeting of the Company or the manner in which any consent is to be executed, in each case as provided below. Before each such meeting of stockholders, the Trustee shall cause to be furnished to each Directing Plan Participant, a copy of the proxy solicitation material received by the Trustee, together with a form requesting confidential instructions as to how to vote the shares of Company Stock held by the Trustee. Upon timely receipt of directions from the Directing Plan Participants, the Trustee shall on each such matter vote the number of shares (including fractional shares) of Company Stock held by the Trust as follows:

          The Company Stock shall be voted by the Trustee as directed by the Directing Plan Participants with each Directing Plan Participant directing a number of shares of Company Stock (the "Participant Directed Amount") equal to the quotient of (x) the total number of shares of Company Stock held by the Trust and (y) the number of Directing Plan Participants on the relevant date. Any Shares for which the Trustee does not receive a signed voting-direction instrument shall be voted for, against or to abstain in the same proportions as those shares of Company Stock for which the Trustee did receive instructions.

          Similar provisions shall apply in the case of any action by shareholder consent without a meeting.

          (b) Tender or Exchange of Company Stock.  The Trustee shall use its
              -----------------------------------
best efforts timely to distribute or cause to be distributed to each Plan Participant any written materials distributed to stockholders of the Company generally in connection with any tender offer or exchange offer, together with a form requesting confidential instructions as to whether or not to tender or exchange shares of Company Stock held in the Trust. Upon timely receipt of instructions from a Directing Plan Participant, the Trustee shall tender such Directing Participant's Participant Directed Amount if such Directing Plan Participant has directed the Trustee to tender. The Company will cooperate in registering the Company Stock held by the Trust which is the subject of a tender or exchange offer. The Company shall be responsible for all expenses incurred in connection with the registration of such Company Stock.

          (c) The Company shall maintain appropriate procedures to ensure that all instructions by Directing Plan Participants in the Plans are collected, tabulated, and transmitted to the Trustee without being divulged or released to any person affiliated with the Company or its affiliates. All actions taken by Directing Plan Participants shall be held confidential by the Trustee and shall not be divulged or released to any person, other than (i) agents of the Trustee who are not affiliated with the Company or its affiliates or (ii) by virtue of the execution by the Trustee of any proxy, consent or letter of transmittal for the shares of Company Stock held in the Trust.

          5.5.  Indemnification.
                ---------------

          (a) The Company shall and hereby does indemnify and hold harmless the Trustee from and against any claims, demands, actions, administrative or other proceedings, causes of action, liability, loss, cost, damage or expense (including reasonable attorneys' fees), which may be asserted against it, in any way arising out of or incurred as a result of its action or failure to act in connection with the establishment, operation and administration of the Trust; provided that such indemnification shall not apply to the extent that a court of competent jurisdiction finally determines that the Trustee has acted (i) negligently, (ii) in violation of applicable law or its duties under this Trust or (iii) in bad faith. The Trustee shall be under no liability to any person for any loss of any kind which may result (i) by reason of any action taken by the Trustee in accordance with any direction of the Committee or any Directing Plan Participant acting pursuant to Section 5.4 (ii) by reason of the Trustee's failure to exercise any power or authority or to take any action hereunder because of the failure of any such Directing Plan Participant to give directions to the Trustee, as provided for in this Agreement, or (iii) by reason of any act or omission of any of the Directing Plan Participants with respect to the Trustee's duties under this Trust. The Trustee shall be fully protected in acting upon any instrument, certificate, or paper delivered by the Committee or any Plan Participant or beneficiary and believed in good faith by the Trustee to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

          (b) The Company may, but shall not be required to, maintain liability insurance to insure its obligations hereunder. If any payments made by the Company or the Trust pursuant to this indemnity are covered by insurance maintained by the Company, the Company or the Trust (as applicable) shall be subrogated to the rights of the indemnified party against the insurance company.

          (c) Without limiting the generality of the foregoing, the Company will, at the request of the Trustee, advance to the Trustee reasonable amounts of expenses, including reasonable attorneys' fees and expenses, which the Trustee advises have been incurred in connection with its investigation or defense of any claim, demand, action, cause of action, administrative or other proceeding arising out of or in connection with the Trustee's performance of its duties under this Agreement.

          (d) In no event shall the Trustee be liable for consequential damages.

          (e) The Trustee may initiate an action in interpleader with respect to any issue under this Agreement and the Company shall indemnify the Trustee from and against any reasonable legal expenses incurred by the Trustee in connection therewith.

          5.6.  General Duty to Communicate to Committee.  The Trustee shall
                ----------------------------------------
promptly notify the Committee of all communications with or from any government agency or with respect to any legal proceeding with regard to the Trust and with or from any Plan Participants concerning their entitlements under the Plans or the Trust.

                                 ARTICLE 6.
                                 ----------

                        Accounts and Reports of Trustee
                        -------------------------------

          6.1.  Records and Accounts of Trustee.  The Trustee shall maintain
                -------------------------------
accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection or audit by any person designated by the Company and which shall be retained as required by applicable law.

          6.2.  Fiscal Year.  The fiscal year shall be the same as the Trust
                -----------
Year. The fiscal year of the Trust shall be the twelve month period or a shorter period in the case of the initial fiscal year.

          6.3.  Reports of Trustee.  The Trustee shall prepare and present to
                ------------------
the Committee a report for the period ending on the last day of each fiscal year, and for such shorter periods as the Committee may reasonably request, listing all securities and other property acquired and disposed of and all receipts, disbursements and other transactions effected by the Trust after the date of the Trustee's last account, and further listing all cash, securities, and other property held by the Trust, together with the fair market value thereof, as of the end of such period. In addition to the foregoing, the report shall contain such information regarding the Trust Fund's assets and transactions as the Committee in its discretion may reasonably request.

          The Committee may approve of any report furnished by the Trustee pursuant to the foregoing paragraph either by written statement of approval furnished to the Trustee or shall be deemed to have approved any such report by failure to file written objection to the report with the Trustee within one hundred and eighty (180) days of the date on which the Committee received the report. The Committee shall not be liable to any person for the approval, disapproval or failure to approve or object to any report rendered by the Trustee.

          6.4.  Final Report.  In the event of the resignation or removal of a
                ------------
Trustee hereunder, the Committee may request and the Trustee shall then with reasonable promptness submit, for the period ending on the effective date of such resignation or removal, a report similar in form and purpose to that described in Section 6.3.


                                   ARTICLE 7.
                                   ----------

                             Succession of Trustee
                             ---------------------

          7.1.  Resignation of Trustee.  The Trustee or any successor thereto
                ----------------------
may resign as Trustee hereunder at any time upon delivering a written notice of such resignation, to take effect thirty (30) days after the delivery thereof to the

Committee, unless the Committee accepts shorter notice; provided, however, that
                                                        --------  -------
no such resignation shall be effective until a successor Trustee has assumed the office of Trustee hereunder.

          7.2.  Removal of Trustee.  The Trustee or any successor thereto may be
                ------------------
removed by the Company by delivering to the Trustee so removed an instrument executed by the Committee informing the Trustee of the Committee's decision. Such removal shall take effect at the date specified in such instrument, which shall not be less than thirty (30) days after delivery of the instrument, unless the Trustee accepts shorter notice; provided, however, that no such removal
                                    --------  -------
shall be effective until a successor Trustee has assumed the office of Trustee hereunder.

          7.3.  Appointment of Successor Trustee.  Whenever the Trustee or any
                --------------------------------
successor thereto shall resign or be removed or a vacancy in the position shall otherwise occur, the Company shall use its best efforts to appoint a successor Trustee as soon as practicable after receipt by the Committee of a notice described in Section 7.1, or the delivery to the Trustee of a notice described in Section 7.2, as the case may be, but in no event more than sixty (60) days after receipt or delivery, as the case may be, of such notice. A successor Trustee's appointment shall not become effective until such successor shall accept such appointment by delivering its acceptance in writing to the Company. If a successor is not appointed within such 60 day period, the Trustee, at the Company's expense, may petition a court of competent jurisdiction for appointment of a successor.

          7.4.  Succession to Trust Fund Assets.  The title to all property held
                -------------------------------
hereunder shall vest in any successor Trustee acting pursuant to the provisions hereof without the execution or filing of any further instrument, but a resigning or removed Trustee shall execute all instruments and do all acts necessary to vest title in the successor Trustee. Each successor Trustee shall have, exercise and enjoy all of the powers, both discretionary and ministerial, herein conferred upon its predecessors. A successor Trustee shall not be obliged to examine or review the accounts, records, or acts of, or property delivered by, any previous Trustee and shall not be responsible for any action or any failure to act on the part of any previous Trustee.

          7.5.  Continuation of Trust.  In no event shall the legal disability,
                ---------------------
resignation or removal of a Trustee terminate the Trust, but the Company shall forthwith appoint a successor Trustee in accordance with Section 7.3 to carry out the terms of the Trust.

          7.6.  Changes in Organization of Trustee.  In the event that any
                ----------------------------------
corporate Trustee hereunder shall be converted into, shall merge or consolidate with, or shall sell or transfer substantially all of its assets and business to, another corporation, state or federal, the corporation resulting from such conversion, merger or consolidation, or the corporation to which such sale or transfer shall be made, shall thereupon become and be the Trustee under the Trust with the same effect as though originally so named.

          7.7.  Continuance of Trustee's Powers in Event of Termination of the
                --------------------------------------------------------------
Trust.  In the event of the termination of the Trust, as provided herein, the
-----
Trustee shall dispose of the Trust Fund in accordance with the provisions hereof. Until the final distribution of the Trust Fund, the Trustee shall continue to have all powers provided hereunder as necessary or expedient for the orderly liquidation and distribution of the Trust Fund.

          7.8.  Corporate Trustee.  The Trustee or any successor Trustee shall
                -----------------
be an independent corporate entity with assets of at least $15 billion.


                                   ARTICLE 8.
                                   ----------

                            Amendment or Termination
                            ------------------------

          8.1.  Amendments.  Except as otherwise provided herein, the Company
                ----------
may amend the Trust at any time and from time to time in any manner which it seems desirable, provided that no amendment shall permit the Company to receive any distribution prohibited by the last sentence of Section 1.5 hereof and no amendment which would adversely affect the duties of the Trustee shall be made without the Trustee's written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Company shall retain the power under all circumstances to amend the Trust to correct any errors or clarify any ambiguities or similar issues of interpretation in this Agreement, except to the extent any such amendment adversely affects the duties of the Trustee.

          8.2.  Termination.  Subject to the terms of this Section 8.2, the
                -----------
Trust shall terminate on the earliest of the date (i) all available shares are distributed, (ii) on which the Loan is paid in full and (iii) the 20th anniversary of the effective date of the Trust (the "Termination Date"). The Company may terminate the Trust at any time prior to the Termination Date. The Trust shall also terminate automatically upon the Company giving the Trustee written notice of a Change of Control. Immediately upon a termination of the Trust, the Company shall be deemed to have forgiven all amounts then outstanding under the Loan. As soon as practicable after receiving notice from the Company of a Change of Control or upon any other termination of the Trust, the Trustee shall sell all of the Company Stock and other non-cash assets (if any) then held in the Trust Fund provided, that the Trustee will not be required to sell such Company Stock unless such sale can be completed without violating applicable securities laws. In the event of a Change of Control or any other termination of the Trust, the Company will cooperate in registering the Company Stock held by the Trust. The Company shall be responsible for all expenses incurred in connection with the registration of such Company Stock. The proceeds of such sale shall first be returned to the Company up to an amount equal to the principal amount, plus any accrued interest, of the Loan that was forgiven upon such termination. Any funds remaining in the Trust after such payment to the Company (the "Excess Funds") shall be used to fund (1) the existing obligations of the Company under (i) the Plans and, then, (ii) all broad-based employee benefit plans maintained by the Company, and (2) the anticipated future obligations of the Company to the pre Change-of-Control employee population under one or more broad based employee plans, and, (3) if any Excess Funds remain, such amount shall be paid directly to the active participants in the Company's 401(k) defined contribution plan in proportion to each participant's base pay. Any determination as to which plans are entitled to funding pursuant to this paragraph or the extent of any obligation to such plan shall be made by the Committee.

          8.3.  Form of Amendment or Termination.  Any amendment or termination
                --------------------------------
of the Trust shall be evidenced by an instrument in writing signed by an authorized officer of the Company, certifying that said amendment or termination has been authorized and directed by the Company or the Board of Directors, as applicable, and, in the case of any amendment, shall be consented to by signature of an authorized officer of the Trustee, if required by Section 8.1.


                                   ARTICLE 9.
                                   ----------

                                 Miscellaneous
                                 -------------

          9.l.  Controlling Law.  The laws of the Commonwealth of Pennsylvania
                ---------------
shall be the controlling law in all matters relating to the Trust, without regard to conflicts of law.

          9.2.  Committee Action.  Any action required or permitted to be taken
                ----------------
by the Committee may be taken on behalf of the Committee by any individual so authorized. The Company shall furnish to the Trustee the name and specimen signature of each member of the Committee upon whose statement of a decision or direction the Trustee is authorized to rely. Until notified of a change in the identity of such person or persons, the Trustee shall act upon the assumption that there has been no change. In the event that a Change of Control occurs, the Board of Directors shall no longer have the authority to remove or appoint members of the Committee and the members of the Committee in place immediately preceding such a Change of Control shall continue as such members and shall have the authority to appoint new members to replace any members who resign or otherwise cease to be members after the Change of Control.

          9.3.  Notices.  All notices, requests, or other communications
                -------
required or permitted to be delivered hereunder shall be in writing, delivered by registered or certified mail, return receipt requested as follows:

                           To the Company

                                 Donald H. Cuozzo, Esquire
                                 Secretary
                                 Mine Safety Appliances Company
                                 P.O. Box 426
                                 Pittsburgh, PA 15230

                           To the Trustee:

                                 PNC Bank, N.A.
                                 One Oliver Plaza
                                 27th Floor
                                 6th Avenue
                                 Pittsburgh, PA  15222

                                 Attn:  Frank Leja, Vice President

Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

          9.4.  Severability.  If any provision of the Trust shall be held
                ------------
illegal or invalid or unenforceable for any reason, such provision shall not affect the remaining parts hereof, but the Trust shall be construed and enforced as if said provision had never been inserted herein.

          9.5.  Protection of Persons Dealing with the Trust.  No person dealing
                --------------------------------------------
with the Trustee shall be required or entitled to monitor the application of any money paid or property delivered to the Trustee, or determine whether or not the Trustee is acting pursuant to authorities granted to it hereunder or to authorizations or directions herein required.

          9.6.  Tax Status of Trust.  It is intended that the Company, as
                -------------------
grantor hereunder, be treated as the owner of the entire Trust and the trust assets under Section 671 et seq. of the Code. Until advised otherwise, the Trustee may presume that the Trust is so characterized for federal income tax purposes and shall make all filings of tax returns on that presumption.

          9.7.  Participants to Have No Interest in the Company by Reason of the
                ----------------------------------------------------------------
Trust.  Neither the creation of the Trust nor an anything contained in the Trust
-----
shall be construed as giving any person, including any individual employed by the Company or any subsidiary of the Company, any equity or interest in the assets, business, or affairs of the Company except to the extent that any such individuals are entitled to exercise stockholder rights with respect to Company Stock pursuant to Section 5.4.

          9.8.  Nonassignability.  No right or interest of any person to receive
                ----------------
distributions from the Trust shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, or bankruptcy, but excluding death or mental incompetency, and no right or interest of any person to receive distributions from the Trust shall be subject to any obligation or liability of any such person, including claims for alimony or the support of any spouse or child.

          9.9.  Gender and Plurals.  Whenever the context requires or permits,
                ------------------
the masculine gender shall include the feminine gender and the singular form shall include the plural form and shall be interchangeable.

          9.10.  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be considered an original.

          IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be signed, and their seals affixed hereto, by their authorized officers all as of the day, month and year first above written.

                              PNC BANK, N.A.


                              By: /s/ Frank H. Leja
                                 ---------------------------

                              Title: Vice President
                                    ------------------------

                              Attest: /s/Howard H. Giles
                                     -----------------------

                              Title: Ass't. Vice President
                                    ------------------------


                              MINE SAFETY APPLIANCES COMPANY


                              By: /s/D. L. Zeitler
                                 ---------------------------

                              Title: Treasurer
                                    ------------------------

                              Attest: /s/D. H. Cuozzo
                                     -----------------------

                              Title: Secretary
                                    ------------------------

                                   SCHEDULE A

                             Employee Benefit Plans


1.   Mine Safety Appliances Company 1987 Management Share Incentive Plan

2.   Mine Safety Appliances Company 1990 Non-Employee Directors' Stock Option
     Plan.